                                                                   EXHIBIT 10.25



                               SECURITY AGREEMENT


         This SECURITY AGREEMENT, dated as of February 12, 1996, is executed by JT Storage, Inc., a Delaware corporation ("Debtor"), in favor of Atari Corporation, a Nevada corporation ("Secured Party").


                                    RECITALS

         A. Debtor has executed a Subordinated Secured Convertible Promissory Note (the "Note") in favor of Secured Party. Terms not otherwise defined herein shall have the meanings given to such terms in the Note.

         B. In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Security Agreement and to grant Secured Party the security interest in the Collateral described below.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

         1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                 "Account Debtor" shall have the meaning given to that term in
         Section 3 hereof.

                 "Collateral" shall have the meaning given to that term in
         Section 2 hereof.

                 "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

                 "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

                 "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Note and the other Transaction Documents, including, all interest, fees, charges, expenses, reasonable attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.


                 "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

                 "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Note. Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

         2. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a security interest in all right, title and interests of Debtor in and to the property described in Attachment 1 hereto (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) Secured Party has (or in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a perfected security interest in the Collateral to the extent that Lien can be perfected by the filing of a UCC-1 financing statement, except for Permitted Liens; (c) all Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with applicable laws, including the Fair Labor Standards Act; (d) each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor"); and (e) all information set forth in Attachment 2 hereto, when delivered, shall be true and correct.

         4. Covenants Relating to Collateral. Debtor hereby agrees from time to time (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Party therein and the first priority of such Lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation of any provision of any Transaction Document, (ii) in violation of any applicable law, rule or regulation, or (iii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral except for the Permitted Liens; (d) without prior written notice to Secured Party, (i) not to change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office), or the office in which Debtor's records relating to Receivables are kept, (ii) not to keep Collateral consisting of chattel paper at any location other than its chief executive office set forth in item 1 of Attachment 2 hereto, and (iii) not to keep Collateral consisting of Equipment or Inventory at any location other than the locations set forth in item 6 of Attachment 2 hereto, (e) to deposit, or cause to be deposited, all remittances and checks received with respect to Receivables to an account of Debtor at a bank or other depository institution which has been given notice of Secured Party's security interest in such account in substantially the form of the Notice of Security Interest which is attached hereto as Attachment 3, and in which account Secured Party has a perfected security interest; (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its Lien hereunder and the priority thereof and, at Secured Party's request, to deliver promptly to Secured Party all originals of Collateral consisting of instruments other than negotiable instruments received in the ordinary course of business; (g) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (h) if Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose; (i) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time; (j) except as permitted under the terms of the Note, not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; (k) upon request by Secured Party, to type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper a legend satisfactory to Secured Party indicating that such chattel paper is subject to the security interest granted hereby; (m) to collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Secured Party; (n) to comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the Collateral (including the Fair Labor Standards
Act); and (o) to complete and deliver Attachment 2 to Secured Party as promptly as practicable after the date hereof, and in any event within ten (10) days following the date hereof.

         5. Authorized Action by Agent. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Debtor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Secured Party shall not exercise any such powers prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Debtor agrees to reimburse Secured Party upon demand for any reasonable costs and expenses, including reasonable attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Debtor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Note). Upon the occurrence and during the continuance of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, trade name, copyright, patent or technical process used by Debtor. Debtor hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable. In furtherance of Secured Party's rights hereunder, Debtor hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable without royalty or other payment by Secured Party, but only in connection with the exercise of remedies hereunder) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Debtor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

         7.      Miscellaneous.

                 (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Debtor or Secured Party under this Security Agreement shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

                          Secured Party:   Atari Corporation
                                           1196 Borregas Avenue
                                           Sunnyvale, CA  94089-1302
                                           Attn:  Jack Tramiel
                                           Telephone No.:  (408) 745-2000
                                           Telecopier No.:  (408) 745-8800

                          Debtor:          JT Storage, Inc.
                                           166 Baypointe Parkway
                                           San Jose, CA  95134
                                           Attn:  David T. Mitchell
                                           Telephone No.:  (408) 468-1800
                                           Telecopier No.:  (408) 468-1619

                 (b)      Nonwaiver.  No failure or delay on Secured Party's
part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                 (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                 (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate its rights and obligations hereunder without the prior written consent of Secured Party, and prior to the termination of the Merger Agreement, Secured Party may not sell, assign, or delegate its rights and obligations hereunder without the written consent of Debtor.

                 (e) Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any Governmental Authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Debtor waives any right to require Secured Party to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

                 (f) Payments Free of Taxes, Etc. All payments made by Debtor under this Security Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Secured Party, Debtor shall furnish evidence satisfactory to Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                 (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                 (h) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

                 (i) Headings. Headings in this Security Agreement and each of the other Transaction Documents are for convenience of reference only and are not part of the substance hereof or thereof.

                 (j) Plural Terms. All terms defined in this Security Agreement or any other Transaction Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

                 (k) Construction. Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Debtor, Secured Party and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Debtor or Secured Party.

                 (l) Entire Agreement. This Security Agreement and each of the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                 (m)      Other Interpretive Provisions.   References in this
Security Agreement and each of the other Transaction Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement or any other Transaction Document shall refer to this Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Transaction Document, as the case may be. The words "include" and "including" and words of similar import when used in this Security Agreement or any other Transaction Document shall not be construed to be limiting or exclusive.

                 (n) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).

                 (o) Jury Trial. EACH OF DEBTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

                 IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.

                                            JT STORAGE, INC.,
                                            a Delaware corporation


                                            By: /s/David T. Mitchell
                                                ------------------------------
                                            Name:  David T. Mitchell
                                            Title: President

AGREED:

ATARI CORPORATION,
a Nevada corporation

By: /s/Sam Tramiel
    --------------------------------
Name:  Sam Tramiel
Title: President

                                  ATTACHMENT 1
                             TO SECURITY AGREEMENT

                 All right, title and interest of Debtor now owned or hereafter acquired in and to the following:

         (a) All equipment and fixtures (including, without limitation, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

         (b) All inventory (including, without limitation, (i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Debtor), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

         (c) All accounts, chattel paper, contract rights and rights to the payment of money (collectively, the "Receivables");

         (d) All general intangibles, including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property;
(ii) all patents, copyrights, trademarks, trade names, service marks and other intellectual property rights, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks, and (iv) all goodwill of Debtor;

         (e) All deposit accounts, money, certificated securities (but excluding securities of foreign Subsidiaries), uncertificated securities, instruments and documents; and

         (f) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                ATTACHMENT 2
                            TO SECURITY AGREEMENT


                               DEBTOR PROFILE


1. The legal name of Debtor is and its the address of its chief executive office is: JT Storage, Inc..

2. Debtor was incorporated on _____________, 19__ in the state of Delaware. Since its incorporation Debtor has had the following legal names (other than its current legal name):

                                                   Date Debtor's Name
         Prior Name                                Was Changed From Such Name
         ----------                                --------------------------



3.       Debtor does business under the following trade names:

         Trade Name               Is This Name Registered?      Registration No.      Registration Date
         ----------               ------------------------      ----------------      -----------------



4. Since Debtor's incorporation the following companies have been merged into Debtor (provide names, dates and brief description of transactions):




5. The following assets of Debtor were acquired in a bulk sale or another transaction not in the ordinary course of business of the seller (provide description of collateral, date and description of transaction, and name of seller):

6.       Debtor has the following places of business:

                                                                    Brief Description
         Address                     Owner of Location              of Assets and Value
         -------                     -----------------              -------------------




7. Debtor has assets at the following other locations that are not places of business of Debtor:

                                                                    Brief Description
         Address                     Owner of Location              of Assets and Value
         -------                     -----------------              -------------------




8. The following locations listed in items 6 and 7 are public warehouses issuing warehouse receipts:


                                                                    Brief Description
         Address                     Owner of Location              of Assets and Value
         -------                     -----------------              -------------------




9.       Debtor had the following other locations within the past four months:


                                                                    Brief Description
         Address                     Owner of Location              of Assets and Value
         -------                     -----------------              -------------------



                                      2-2

10. Debtor imports assets from outside the United States through the following ports of entry (list location by state and county):





11. The following Persons have possession of inventory of Debtor for the purpose of processing or finishing it:

         Name and Address                  Processing Services             Description of Inventory
         ----------------                  -------------------             ------------------------



12.      Debtor is qualified to do business in the following states:





13. Does Debtor regularly receive letters of credit from customers to secure payments of sums owed to Debtor? Yes ____. No____.





14.      Debtor holds notes payable from the following persons:


         Name of Obligor                                   Amount
         ---------------                                   ------




15. Does Debtor regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof? Yes ______. No _______.





                                      2-3

         If yes, indicate the percentage of Debtor's total outstanding accounts receivable that are due from the United States government or such agency or department: __________%

16. Does Debtor regularly receive advance deposits from customers for goods not yet delivered to such customers? Yes ____. No ____.

17.      Debtor's federal employer identification number is:__________________


18. Debtor's assets are subject to the following security interest of Persons other than the Secured Party:

         Assets                                            Name of Secured Party
         ------                                            ---------------------




19.      The following tax assessments are currently outstanding and unpaid:

         Assessing                                         Amount and Description
         ---------                                         ----------------------




20. Debtor has directly or indirectly guaranteed the following obligations of third parties:

         Secured Party                           Amount                 Debtor
         -------------                           ------



21. Debtor owns the following material intellectual property rights (including patents, trademarks and copyrights, whether or not registered):





                                      2-4

22. The following is a list of all software or other copyrighted material which is licensed to third parties and generates accounts receivable:





23. Debtor has the following subsidiaries (list jurisdiction and date of incorporation, federal employer identification number, type and value of assets):





                                      2-5

                                  ATTACHMENT 3
                             TO SECURITY AGREEMENT


                          NOTICE OF SECURITY INTEREST
                                       IN
                                DEPOSIT ACCOUNT



                               February __, 1996



[Name of Depositary Bank]
[Address of Depositary Bank]
__________________________________
__________________________________


         JT Storage, Inc. ("Debtor") and Atari Corporation ("Secured Party"), under that certain Security Agreement dated as of February __, 1996, executed by Debtor in favor of Secured Party, hereby notify you that Debtor has granted to Secured Party a security interest in all deposit accounts maintained by Debtor with you including, without limitation, the deposit accounts described below:

          Account Number                   Depositor's Name               Account Type
       --------------------------   --------------------------   -----------------------------



Debtor and Secured Party authorize you to continue to allow Debtor to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Secured Party until Secured Party shall instruct you otherwise.

         Debtor has authorized Secured Party to inform you when an Event of Default has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Debtor and/or to pay any or all amounts in the Deposit Accounts to Secured Party. Debtor authorizes and directs you to comply with all such instructions received by you from Secured Party without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.


                                          JT STORAGE, INC.


                                          By:
                                              ---------------------------------
                                          Name:
                                          Title:



                                          ATARI CORPORATION


                                          By:
                                              ---------------------------------
                                          Name:
                                          Title:





                                      3-2

                          ACKNOWLEDGMENT AND AGREEMENT
                              OF DEPOSITARY BANK


         The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Debtor and Secured Party to comply with any instruction it may receive from Secured Party in accordance therewith. The undersigned confirms to Secured Party that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts.




                                        ---------------------------------------


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------